Principal Funds, Inc.

Supplement dated March 13, 2015
to the Statutory Prospectus dated December 31, 2014
(as supplemented on January 9, 2015 and February 2, 2015)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

Fund Summary for Diversified Real Asset Fund
Effective on or about March 27, 2015, add the following to the list titled “Sub-Advisors” under the “Management” heading:
Macquarie Capital Investment Management LLC

MANAGEMENT OF THE FUNDS
Effective on or about March 27, 2015, add the following to “The Sub-Advisors” sub-section:

Sub-Advisor:
Macquarie Capital Investment Management LLC (“Macquarie”), 125 West 55th Street, New York, NY 10019, is a registered investment advisor that is dedicated to the management of infrastructure securities accounts.

Macquarie is a sub-advisor for the global infrastructure portion of the Diversified Real Asset Fund.

Add the following to “Appendix C - Related Performance of Certain Sub-Advisors”:
Principal Global Investors, LLC
Principal Global Investors, LLC ("PGI") is the sub-advisor for the Credit Opportunities Explorer Fund (the "Fund"). The Fund has no historical performance to disclose in this prospectus. Therefore, the Fund provides you with the following Performance Results table that shows the performance results of PGI's Global Credit Opportunities Composite as well as the performance of the Barclays Global Aggregate Corporate USD Hedged Index, a broad-based securities market index comparable to PGI's composite.
PGI's composite consists of historical information about all client accounts PGI manages that have investment objectives, policies, and strategies substantially similar to those of the Fund. The composite is provided to illustrate PGI's past performance in managing accounts with investment objectives and strategies substantially similar to those of the Fund. The composite does not represent the performance of the Fund. PGI's composite is provided for time periods during which the Fund did not exist and, therefore, had no performance.
PGI computes its composite performance based upon its asset weighted average performance with regard to accounts it manages that have investment objectives, policies, and strategies substantially similar to those of the Fund. PGI’s composite performance results are net of trading expenses, management fees, and any performance incentive fees incurred by any client account in the composite. If PGI's composite performance results were to be adjusted to reflect the fees and expenses of the Fund, the composite performance results shown would be lower. Although the Fund and the client accounts comprising the PGI composite have substantially similar investment objectives, policies, and strategies, you should not assume that the Fund will achieve the same performance as the composite. For example, the Fund’s future performance may be better or worse than the composite's performance due to, among other things, differences in sales charges, expenses, asset sizes, and cash flows of the Fund and those of the client accounts represented in the composite.
The client accounts in PGI’s composite can change from time-to-time. Some of the accounts included in the PGI composite are not mutual funds registered under the Investment Company Act of 1940 (“1940 Act”). Those accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance of the composite shown below may have been lower.

Portions of the information below are based on data supplied by PGI and from statistical services, reports, or other sources believed by Principal Management Corporation (“Principal”) to be reliable. However, Principal has not verified or audited such information.
Composite performance reflects taxes paid on foreign dividends and is calculated on an individual client basis to reflect each client’s tax status.
Current performance of the PGI composite may be lower or higher than the performance data shown below.
PERFORMANCE RESULTS
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 '12	5.29%
Lowest return for a quarter during the period of the bar chart above:	Q2 '13	(3.11)%

	Average Annual Total Returns Through December 31, 2014
	1 Year	Life of Composite (1/1/2012)
Global Credit Opportunities Composite	5.51%	8.14%
Barclays Global Aggregate Corporate USD Hedged Index	7.60%	6.10%

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